UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





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         Only (as permitted by Rule 14a-6(e)(2))
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(  )     Soliciting Material Pursuant to Rule 14a-12

                               HSBC INVESTOR FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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      number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:______________________________________________
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


                               HSBC INVESTOR FUNDS

                            HSBC Investor Growth Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035


May 1, 2008


Dear Shareholder:

On behalf of the Board of Trustees of the HSBC Investor Funds (the "Trust"), I invite you to a special meeting of shareholders of the HSBC Investor Growth Fund (the "Fund") scheduled for May 23, 2008 at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time (the "Special Meeting").

The purpose of the Special Meeting is to consider the following proposals:

         (1) To approve a new investment advisory contract between HSBC Investments (USA) Inc. (the "Adviser") and the Trust on behalf of the Fund for the purpose of increasing the management fee in order to provide the Adviser with increased flexibility in hiring subadvisers; and

         (2) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about the proposal is contained in the enclosed materials. Your vote is important to us regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received no later than the time of the Special Meeting on May 23, 2008. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope. In addition to voting by mail you may also vote by either telephone or via internet.

PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. BY VOTING AS SOON AS POSSIBLE YOU SAVE THE TRUST THE TROUBLE AND EXPENSE OF FURTHER SOLICITING YOUR VOTE.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Card or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.



If you have questions, please call a proxy specialist at 1-866-450-8475 between 9:30 a.m. and 9:00 p.m. Monday through Friday (Eastern Time) or between 10:00 a.m. to 6:00 p.m. Saturday (Eastern Time). I thank you for your time and your prompt attention to this matter.




Sincerely,

/s/ Richard A. Fabietti

--------------------------------
Richard A. Fabietti
President
HSBC Investor Funds

                               HSBC INVESTOR FUNDS

                            HSBC Investor Growth Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 23, 2008


TO THE SHAREHOLDERS:

The HSBC Investor Funds (the "Trust"), on behalf of the HSBC Investor Growth Fund (the "Fund"), will hold a special meeting of its shareholders (the "Special Meeting") on May 23, 2008, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time, for the following purposes:

         (1) To approve a new investment advisory contract between HSBC Investments (USA) Inc. (the "Adviser") and the Trust on behalf of the Fund for the purpose of increasing the management fee in order to provide the Adviser with increased flexibility in hiring subadvisers; and


         (2) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on April 18, 2008 (the "Record Date").

Whether or not you plan to attend the Special Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via internet, as provided in your proxy card. Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

           PLEASE RESPOND - WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO
             AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                                       YOUR VOTE IS IMPORTANT.

                                       By Order of the Board of Trustees

                                       /s/ Gary A. Ashjian
                                       ----------------------------------------
                                       Gary A. Ashjian
                                       Secretary
                                       HSBC Investor Funds


May 1, 2008

                               HSBC INVESTOR FUNDS

                            HSBC Investor Growth Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035

                                    --------

                                 PROXY STATEMENT

                                    --------

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2008

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (THE "BOARD") OF HSBC INVESTOR FUNDS (the "Trust"), on behalf of the HSBC Investor Growth Fund (the "Fund"), to be voted at a special meeting of Shareholders to be held on May 23, 2008, at the offices of Citi Fund Services Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 at 10:00 a.m., Eastern Time, or at any adjournment thereof, for the purposes set forth below and described in greater detail in this Proxy Statement. The meeting and any adjournment or postponement of the meeting is referred to in this Proxy Statement as the "Special Meeting."


         PROPOSALS:

         (1) To approve a new investment advisory contract between HSBC Investments (USA) Inc. (the "Adviser") and the Trust on behalf of the Fund for the purpose of increasing the management fee in order to provide the Adviser with increased flexibility in hiring subadvisers; and

         (2) To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.



You are entitled to vote at the Special Meeting and any adjournment(s) or postponement(s) thereof if you owned shares of the Fund at the close of business on April 18, 2008 (the "Record Date"). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about May 1, 2008.


Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal. To revoke a proxy, the shareholder giving such proxy must either
(1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the total shares outstanding of the Fund on the Record Date shall constitute a quorum at the Special Meeting for purposes of each respective proposal.

If a shareholder wishes to participate in the Special Meeting, but does not wish to authorize the execution of a proxy by telephone or through the internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Special Meeting in person.

The Fund provides periodic reports to all of its shareholders which highlight information including investment results. You may receive an additional copy of the semi-annual report for the Fund for the period ended April 30, 2007 and the annual report for the Fund for the year ended October 31, 2007 without charge by writing to the address set forth on the first page of this Proxy Statement or by calling 1-800-782-8183 or on the Trust's website at www.investorfunds.us.hsbc.com. Requested shareholder reports will be sent by first class mail within three (3) business days of the receipt of the request.

                                   ----------


                                   PROPOSAL 1

                            HSBC INVESTOR GROWTH FUND

                  APPROVAL OF NEW INVESTMENT ADVISORY CONTRACT

                                   ----------

The shareholders of the HSBC Investor Growth Fund (the "Fund") will be asked at the Special Meeting to approve a new investment advisory contract between HSBC Investor Funds (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") on behalf of the Fund that reflects an increase in the overall management fees payable by the Fund.

INTRODUCTION

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory contract dated June 16, 2003 and supplement thereto (the "Current Advisory Contract").(1) The Adviser employs a subadviser to make the day-to-day investment decisions and to continuously review, supervise and administer the Fund's investment program. The Adviser receives an advisory fee and the subadviser receives a subadvisory fee in connection with their respective services to the Fund. These fees together make up the overall management fee paid by the Fund for advisory services.

The Trust operates in what is commonly referred to as a "manager of managers" structure pursuant to the terms of an exemptive order received by the Adviser and the Trust on March 14, 2000 from the U.S. Securities and Exchange Commission (the "SEC") that allows the Adviser to implement new investment subadvisory contracts and make material changes to existing subadvisory contracts with the approval of the Board of Trustees of the Trust (the "Board"), but without shareholder approval (the "Order"). A condition of the Order requires that no changes to subadvisory contracts be made that would have the effect of an overall increase in management fees payable by shareholders of the Fund unless shareholders are given the opportunity to vote on such an increase.

At its December 10-11, 2007 in-person and February 11, 2008 telephonic meetings, the Board approved the Adviser's recommendation to terminate Waddell & Reed Investment Management Company ("Waddell & Reed") and to engage Winslow Capital Management Inc. ("Winslow") as the subadviser to the Fund effective at the close of business on May 12, 2008. Additionally, at its March 31 - April 1, 2008 in-person meeting, after further discussions, the Board ratified this recommendation.

----------------------------------
(1) The Fund invests all its assets in the HSBC Investor Growth Portfolio (the "Portfolio"). The Fund operates in a two-tier structure, which is commonly referred to as a "master/feeder" structure because one fund (the Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). The Current Advisory Contract is at the "master fund" level, meaning that it is for advisory services to be provided to the Portfolio and not to the Fund.

Since the Board is authorized to make subadviser changes without shareholder approval pursuant to the Order, YOU ARE NOT BEING ASKED TO VOTE ON THE APPOINTMENT OF WINSLOW AS THE NEW SUBADVISER TO THE FUND. However, as required by the Order, information about Winslow and the Board's approval of the new subadvisory contract is being provided to you beginning at page 11 of this Proxy Statement.


The search process that led the Adviser to recommend the replacement of Waddell & Reed by Winslow revealed that qualified subadvisers that meet the Adviser's guidelines demand significantly higher subadvisory fees than the Fund had been paying previously. As noted earlier, under the terms of the Order, the Fund is only able to replace subadvisers without a shareholder vote if it does not cause an overall management fee increase to shareholders of the Fund. The difference in subadvisory fees charged by Waddell & Reed and Winslow is approximately 0.09% at the Fund's current asset levels. While the Adviser is willing to absorb this fee differential on an interim basis so that Winslow can quickly replace Waddell & Reed, longer term the Adviser is not able to reduce its fees by that amount. Accordingly, the Adviser requested, and the Board of Trustees has approved, subject to shareholder approval, an amendment to the Current Advisory Contract to provide for an increase in the overall management fees payable by the Fund to accommodate the higher Winslow subadvisory fees and to provide additional flexibility should it be necessary to replace subadvisers again in the future.

More specifically, the Adviser proposed an increase in the overall management fees by 0.19%, representing an overall increase of management fees from 0.49% currently up to a maximum of 0.68% of the average daily net assets of the Fund. SIGNIFICANTLY, THE MAXIMUM AMOUNT OF THE OVERALL MANAGEMENT FEE THAT MAY BE RETAINED BY THE ADVISER IS 0.175%. Accordingly, the combined fees that will actually be paid by the Fund to Winslow under the recently approved subadvisory contract and to the Adviser is currently 0.575% (0.40% to Winslow and 0.175% to the Adviser). The remaining 0.105% permitted under the Amended Advisory Contract would only be utilized if the Board in the future determines that a higher subadvisory fee is necessary to attract or retain the services of a qualified subadviser.

As an example, assuming the proposal to increase the overall management fee is approved, if the Adviser retains Subadviser A, whose subadvisory fee is 0.35% of the Fund's average daily net assets, while maintaining its current advisory fee of 0.175%, the overall management fee will be 0.525% (0.35% plus 0.175%). The Adviser WILL NOT take more than 0.175% even though the overall fee falls below the approved 0.68% level. If Subadviser A underperforms its performance benchmark, or otherwise does not meet the expectations of the Adviser, the Adviser may wish to replace Subadviser A with Subadviser B, whose subadvisory fee is greater, say 0.55%. If the Adviser retains Subadviser B, the overall management of the Fund will be no greater than 0.68% of the Fund's average daily net assets even though the advisory fee and subadvisory fee together would total 0.725% (0.175% plus 0.55%). Because the Adviser has committed that the overall management fee would not be greater than 0.68%, it would reduce its portion of the fee, in this situation, by 0.045% to 0.13%.

The Adviser has agreed to take no more than 0.175% as payment for its services, reserving the excess (0.505%) to pay a subadviser. Should the Adviser be able to engage a subadviser for less than 0.505%, the savings would be passed along to the Fund. If, however, the Adviser is unable to engage a subadviser for less than 0.505%, then it would not take the full amount of its 0.175% fee so as to keep the overall management fee at 0.68%.

The Adviser is requesting an increase in overall management fees higher than an amount that is currently expected to be incurred, because it anticipates increasing subadvisory fees in the market. This extra amount requested would effectively establish a subadviser "budget." The costs of attracting and retaining successful portfolio managers, as well as compliance and regulatory costs, have continued to rise, thereby increasing overall costs of investment advisory services. The Adviser believes that the proposal to increase overall management fees payable by the Fund would help contain some of these costs, and afford the Adviser the flexibility to attract and retain, in an expedient manner, highly qualified subadvisers in a competitive market. The Adviser believes this flexibility will favorably affect investment returns for the benefit of shareholders of the Fund.

On December 10-11, 2007 and February 11, 2008, the Board voted unanimously to enter into a new investment advisory contract (reflecting the overall management fee of 0.68%) with the Adviser (the "New Advisory Contract"). The Board further discussed and ratified the New Advisory Contract at its March 31 - April 1, 2008 meeting. The justifications for the Board's action are described below under "Evaluation by the Board of Trustees."


In order to illustrate the effect the increase in overall management fees will have on the fees and expenses of the Fund, the following charts entitled "Fees and Expenses" and "Expense Example" (similar to what you see in the Fund prospectus you receive each year) are provided below. These fees are estimated for the current fiscal year ending October 31, 2008. You should note that while the overall management fee increases in the fee table from 0.48% to 0.68%, the Adviser has entered into a written expense limitation agreement with the Fund that limits total expenses of the Fund to a certain amount as noted in the "net operating expenses" column and in footnote 6.

                              FEES AND EXPENSES(1)

As an investor in the HSBC Investor Growth Fund, you may pay the following fees and expenses if you buy and hold shares of the Fund. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

---------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(FEE PAID DIRECTLY FROM YOUR INVESTMENT)                A SHARES     B SHARES     C SHARES     I SHARES
---------------------------------------------------------------------------------------------------------
Maximum sales charge (load) on purchases (as a
percentage of offering price)(2)                          5.00%        None         None         None
---------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a                None         4.00%        1.00%        None
percentage of sales price)
---------------------------------------------------------------------------------------------------------
Redemptions/Exchange Fee                                  2.00%        2.00%        2.00%        2.00%
(as a percentage of amount redeemed
or exchanged)(3)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)           A SHARES     B SHARES     C SHARES     I SHARES
---------------------------------------------------------------------------------------------------------
Management fee                                            0.68%        0.68%        0.68%        0.68%
---------------------------------------------------------------------------------------------------------
Distribution (12b-1) fee                                  0.00%(4)     0.75%        0.75%        None
---------------------------------------------------------------------------------------------------------
     Shareholder servicing fee                            0.25%        0.25%        0.25%        None

     Other operating expenses                             0.48%        0.48%        0.48%        0.48%

Total other expenses                                      0.73%        0.73%        0.73%        0.48%
---------------------------------------------------------------------------------------------------------
Total Fund operating expenses                             1.41%        2.16%        2.16%        1.16%
---------------------------------------------------------------------------------------------------------
Reduction of management fee due to contractual
limits (5)                                                0.10%        0.10%        0.10%        0.10%
---------------------------------------------------------------------------------------------------------
Fee waiver and/or expense reimbursement(6)                0.11%        0.11%        0.11%        0.11%
---------------------------------------------------------------------------------------------------------
Net operating expenses                                    1.20%        1.95%        1.95%        0.95%
---------------------------------------------------------------------------------------------------------

----------------------------------
(1) This table reflects the combined fees and expenses for both the Growth Fund and the Growth Portfolio.

(2)  Lower sales charges are available depending on the amounts invested.

(3) A redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For more information on this fee, see the "Selling Your Shares--Redemption Fee" in the Growth Fund's current prospectus.

(4) There is a non-compensatory 12b-1 plan for Class A Shares, which authorizes payments of up to 0.25% of the Growth Fund's average daily net assets attributable to Class A Shares. No payments have been made and there is no current intention to charge the fee.
(5) The investment advisory contract with the Fund provides that the Fund may pay the Adviser (who, in turn, pays the subadviser) an aggregate management fee of up to 0.68% of the average daily value of the Fund's net assets. Currently, the Fund is paying the Adviser 0.175%. The Adviser's share of the aggregate management fee is capped at 0.175%. The subadviser's share of the aggregate management fee is set by contract between the Adviser and the subadviser. The Adviser's and subadviser's fees currently aggregate to 0.575%.
(6) The Adviser has entered into a written expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to an annual rate of 1.20% for Class A Shares, 1.95% for Class B Shares, 1.95% for Class C Shares and 0.95% for Class I Shares. The expense limitation is contractual and shall be in effect until March 1, 2009.

                                 EXPENSE EXAMPLE

-----------------------------      1         3          5          10
                                  YEAR     YEARS      YEARS       YEARS
CLASS A SHARES                    $616      $904      $1,214      $2,089
CLASS B SHARES
   ASSUMING REDEMPTION            $598      $856      $1,140      $2,111
   ASSUMING NO REDEMPTION         $198      $656      $1,140      $2,111
CLASS C SHARES
   ASSUMING REDEMPTION            $298      $656      $1,140      $2,476
   ASSUMING NO REDEMPTION         $198      $656      $1,140      $2,476
CLASS I SHARES                    $ 97      $348      $  618      $1,390
-----------------------------

* This Example reflects the combined fees and expenses of both the Growth Fund and the Growth Portfolio. For Class B and C shares, the amount of expenses varies depending upon whether you redeem at the end of such periods, because the CDSC is taken into account as well as other expenses.

A copy of the form of the New Advisory Contract is included as Appendix A to this Proxy Statement. The material terms of the Current and New Advisory Contracts are described below under "Description of the Current and New Advisory Contracts."

DESCRIPTION OF THE CURRENT AND NEW ADVISORY CONTRACTS

The Current and New Advisory Contracts are identical except for the dates of execution and effectiveness and the fees payable. A form of the proposed New Advisory Contract is included as Appendix A to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix A.

DUTIES UNDER THE CURRENT AND NEW ADVISORY CONTRACTS. The investment advisory services to be provided by the Adviser to the Fund under the New Advisory Contract are identical to those provided under the Current Advisory Contract. Under the New Advisory Contract, the Adviser will provide investment guidance and policy direction in connection with management of the Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character. The Adviser is authorized to employ one or more subadvisers to provide all or any portion of the services contemplated by the New Advisory Contract.

DURATION AND TERMINATION. Like the Current Advisory Contract, the New Advisory Contract would run for an initial term of two years and thereafter so long as it was approved: (i) by the vote of the holders of a majority of the outstanding shares of the Fund or (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the New Advisory Contract or who are not "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company 1940 Act, as amended (the "1940 Act"), of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.

Like the Current Advisory Contract, the New Advisory Contract will terminate automatically in the event of its assignment. Additionally, like the Current Advisory Contract, the New Advisory Contract is terminable (a) at any time without penalty upon sixty (60) days' written notice to the Adviser by the Fund upon the vote of a majority of the Trustees or upon the vote of a majority of the Fund's outstanding voting securities or (b) by the Adviser upon sixty (60) days' written notice to the Trust.

COMPENSATION. The New Advisory Contract entitles the Adviser to be compensated in the same manner as under the Current Advisory Contract. Under both the Current and New Advisory Contracts, the Fund shall pay the Adviser an advisory fee on the first business day of each month. Under the New Advisory Contract, however, the Adviser is paid by the Trust an advisory fee based upon the average daily value of the Fund's net assets at an annual rate of 0.68%, as opposed to 0.175%. As discussed above, however, the Adviser will not retain greater than 0.175% and will pay the excess up to 0.68% to a subadviser.

INDEMNIFICATION. Like the Current Advisory Contract, the New Advisory Contract provides that the Adviser shall not be liable for any mistake in judgment or in any other event whatsoever, except a loss resulting from the Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Agreement.


The advisory fees paid by the Fund to the Adviser under the Current Advisory Agreement for the fiscal year ended October 31, 2007 were $129,080. The subadvisory fees paid by the Fund to the subadviser for the fiscal year ended October 31, 2007 were $221,903 for a total of $350,983 in overall management fees paid by the Fund.


The Adviser has acted as the investment adviser to the Fund since its inception. The Current Advisory Contract was approved by the initial sole shareholder of the Fund on December 15, 2003 and was last approved by the Board on December 10-11, 2007.

EVALUATION BY THE BOARD OF TRUSTEES

As noted above, the Board has approved the New Advisory Contract in regards to the Adviser's investment advisory services to the Fund.

In determining whether to approve the New Advisory Contract, the Board is required to act solely in the best interests of the Fund and the Fund's shareholders in evaluating the terms of the Agreement. The Board is required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

In connection with the approval of the New Advisory Contract, the Board requested and received from the Adviser, and reviewed, a wide variety of information. The Trustees carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. In approving the Agreement, the Board took into account a number of factors, among others, as discussed below.

Based on its review of the information requested and provided for the Fund, the Board determined that the New Advisory Contract is consistent with the best interests of the Fund and its shareholders, and enables the Fund to receive a high quality of services at a cost that is appropriate and reasonable. The Board made these determinations on the basis of the following considerations, among others:

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. The Board considered the nature, quality and extent of the investment advisory services to be provided by the Adviser, in light of the high quality of services provided to the Fund and the Fund's historic performance. The Board considered historical performance and the commitment of the Adviser to the successful operation of the Fund including the level of expenses of the Fund. The Board considered the capabilities and performance of the Adviser's Multimanager unit. The Board also considered the expense limitation agreement in place for the Fund in order to reduce the overall operating expenses of the Fund. The Board also noted the long term relationship between the Adviser and the efforts undertaken by the Adviser to foster the growth and development of the Fund since its inception.


INVESTMENT PERFORMANCE OF THE FUND. The Board considered short-term and long-term investment performance of the Fund over various periods of time as compared to a peer group of comparable funds. The Board members took note of the favorable performance information for the one year period and since inception in May of 2004. In addition, the Board compared expenses of the Fund to expenses of its peers, noting that the expenses compared favorably with industry averages for other funds of similar size.

COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER. The Board considered the Adviser's overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the HSBC Family of Funds. The Board considered that the overall management fee under the New Advisory Contract was within the range of those of similar funds, noting the high level of resources, expertise and experience that was provided to the Fund by the Adviser. The Board concluded that the combined advisory and subadvisory fees payable by the Fund was fair and reasonable in light of the services provided, the anticipated costs of these services, the profitability of the Adviser's relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds. In particular, the Board took note of the fact that the current combined advisory and subadvisory fee was significantly lower than the peer group industry averages presented by the Adviser and that the proposed fee increase would bring the combined advisory and subadvisory fee more in line with those paid by other funds of similar size and investment strategy.


OTHER RELEVANT CONSIDERATIONS. The Board also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser. The Board considered the global presence, experience and staffing capabilities of the Adviser's Multimanager unit and its criteria for monitoring subadvisers and suggesting subadviser changes among those funds within the Trust (including the Fund) that are subadvised. The Board also noted the range of advisory and administrative services provided by the Adviser to the Fund.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board by a unanimous vote of the Independent Trustees present in person at the meeting, approved the Agreement.

INFORMATION ABOUT THE ADVISER

The Adviser, 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC Bank USA, N.A., which is a wholly-owned subsidiary of HSBC, USA, Inc., a registered bank holding company, (collectively "HSBC"). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of December 31, 2007, HSBC managed $23 billion in the HSBC Investor Family of Funds.

Set forth in Appendix B is certain information with respect to the executive officers and directors of the Adviser.


The aggregate advisory fees paid by the Fund to HSBC under the Current Advisory Agreement for the fiscal year ended October 31, 2007 were $129,080. The aggregate Subadvisory fees paid by the Fund to Waddell & Reed for the fiscal year ended October 31, 2007 were $221,903 for a total of $350,983 fees in the aggregate.

The Adviser also serves as the Trust's administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust's operations. The aggregate fees paid by the Fund to the Adviser for administrative services for the fiscal year ended October 31, 2007 were $5,161.



SHAREHOLDER APPROVAL

Approval of this Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the 1940 Act as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund's outstanding voting securities. All classes of the Fund will vote together on this Proposal.

                              BOARD RECOMMENDATION

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE APPROVAL OF THE NEW ADVISORY CONTRACT DESCRIBED IN PROPOSAL 1.

                         ------------------------------

                             INFORMATION ON WINSLOW
                             CAPITAL MANAGEMENT INC.

                         ------------------------------


INTRODUCTION

At its December 10-11, 2007 meeting, the Board of Trustees of the Trust determined to replace Waddell & Reed as subadviser to the Fund with Winslow, and approved an investment subadvisory agreement between HSBC and Winslow, pursuant to which Winslow will, effective at the close of business on May 12, 2008, provide investment subadvisory services to the Fund.(2) HSBC, whose address is 452 Fifth Avenue, New York, New York 10018, serves as manager to the Fund. The Board had further discussions and ratified its decision to replace Waddell & Reed with Winslow at a telephonic meeting held February 11, 2008 and a meeting held March 31 - April 1, 2008.

HSBC continues to provide management services to the Fund and retains overall supervisory responsibility for the general management and investment of the Fund. Subject to review and approval by the Board, HSBC: (a) sets the Fund's overall investment strategies; and (b) monitors and evaluates the investment performance of Winslow. In addition, HSBC may select and recommend one or more additional subadvisers to manage all or part of the Fund's assets and, if appropriate, allocate and reallocate the Fund's assets among the subadvisers providing investment advisory services to the Fund.


Prior to the change, Waddell & Reed was the subadviser for the Fund pursuant to an investment subadvisory agreement (the "Waddell & Reed Agreement") dated as of January 30, 2004. Effective May 30, 2008, HSBC terminated the Waddell & Reed Agreement with Waddell & Reed with respect to the Fund. Waddell & Reed's investment strategy in managing the Fund was a key factor in HSBC's decision. HSBC believes that Winslow's investment style will be more compatible than Waddell & Reed's with HSBC's overall investment management philosophy. Winslow's objective is to outperform the Russell 1000 Growth Index by using a fundamental, bottom-up research approach. Waddell & Reed's objective is to outperform the Russell 1000 Growth Index by implementing a blend of quantitative and fundamental research. While both approaches seem similar, after various meetings and discussions with the portfolio management personnel at each of the subadvisers, HSBC determined that it was more comfortable with Winslow's approach, given higher conviction in the ability of Winslow's investment team and process to deliver consistent and superior risk-adjusted


----------------------------------
(2) The Fund invests all its assets in the HSBC Investor Growth Portfolio (the "Portfolio"). The Fund operates in a two-tier structure, which is commonly referred to as a "master/feeder" structure because one fund (the Fund or "feeder fund") is investing all its assets in a second fund (the Portfolio or "master fund"). The Current Sub-Advisory Contract is at the "master fund" level, meaning that it is for sub-advisory services to be provided to the Portfolio and not to the Fund.

returns over the next three to five years. Although historical returns are not indicative of future performance, it bears noting that relative to Waddell & Reed, Winslow has historically tended to produce more consistent results with less fluctuation in performance.


HSBC's Multimanager unit proposed to the Board that Winslow provide investment subadvisory services to the Fund following the termination of the Waddell & Reed Agreement. The Multimanager unit is the division of HSBC comprised of over 40 analysts worldwide and charged with monitoring subadvisers and suggesting subadviser changes among those funds of the Trust (such as the Fund) that are subadvised. The Board reviewed a presentation and various materials from the Multimanager unit in regards to its subadviser rating process, its forward-looking approach in determining how a subadviser may perform as compared to its peers over the next three to five years, and in particular the reasoning underlying the Multimanager unit's recommendation to replace Waddell & Reed with Winslow.

At its December 10-11, 2007 meeting, the Board considered whether it was in the best interests of the Fund and its shareholders to approve the investment subadvisory agreement between HSBC and Winslow with respect to the Fund (the "Winslow Agreement"). The Board had further discussions and ratified its December 10-11 decision to approve the Winslow Agreement at a telephonic meeting held February 11, 2008 and a meeting held March 31 - April 1, 2008. In light of the information presented for its consideration, the Board determined that the Winslow Agreement was in the best interests of the Fund's shareholders and approved the agreement.

INFORMATION ABOUT WINSLOW AND THE PORTFOLIO MANAGERS

Winslow is located at 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402. Winslow has been an investment adviser since 1992 and as of December 31, 2007 managed approximately $3.7 billion in assets.

The portfolio managers of the Fund are Clark J. Winslow, Justin H. Kelly, CFA and R. Bartlett Wear, CFA. The educational background of each portfolio manager is set forth below:

CLARK J. WINSLOW Mr. Winslow has served as the Chief Executive Officer and a portfolio manager of Winslow since 1992. Mr. Winslow has 42 years of investment experience and has managed portfolios since 1975. He began his career as an institutional research analyst in 1966. Mr. Winslow has a B.A from Yale University and an M.B.A. from the Harvard Business School.

JUSTIN H. KELLY, CFA Mr. Kelly is a Managing Director and portfolio manager of Winslow and has been with the firm since 1999. Previously Mr. Kelly was a Vice President and co-head of the Technology Team at Investment Advisers, Inc. in Minneapolis from 1997-1999. For the prior four years, he was an investment banker in New York City for Prudential Securities and then Salomon Brothers. Mr. Kelly received a B.S. degree Summa Cum Laude in 1993 from Babson College where he majored in

Finance/Investments. Mr. Kelly has 16 years of investment experience and is a Chartered Financial Analyst.

R. BART WEAR, CFA Mr. Wear is a Managing Director and portfolio manager of Winslow and has been with the firm since 1997. He previously was a partner and equity manager at Baird Capital Management in Milwaukee, Wisconsin. Prior to that, he was the lead equity manager and analyst of the mid-to-large capitalization growth product at Firstar Investment Research and Management Company. Mr. Wear graduated with honors from Arizona State University in 1982 where he majored in finance. Mr. Wear has 26 years of investment experience and is a Chartered Financial Analyst.

The name and principal occupation of the directors and principal executive officers of Winslow are set forth below. The business address of each is that of Winslow.

--------------------------------------------------------------------------------
 NAME AND ADDRESS*                          POSITION
--------------------------------------------------------------------------------
Clark J. Winslow       Chief Executive Officer, Portfolio Manager, Director
--------------------------------------------------------------------------------
Reed B. Wear           Managing Director, Portfolio Manager, Director
--------------------------------------------------------------------------------
Jean A. Baillon        Managing Director, Chief Administrative Officer, Chief
                       Compliance Officer, Chief Financial Officer, Treasurer,
                       Secretary, Director
--------------------------------------------------------------------------------
Justin H. Kelly        Managing Director, Portfolio Manager, Director
--------------------------------------------------------------------------------

------

*The address for Messrs. Winslow, Wear, Kelly and Ms. Baillon is 4720 IDS Tower, 80 South Eighth Street, Minneapolis, Minnesota 55402.

Appendix C sets forth the fees and other information regarding certain investment companies subadvised by Winslow with similar investment objectives to the Fund.

THE WINSLOW SUBADVISORY AGREEMENT


HSBC and Winslow have entered into the Winslow Agreement effective as of the close of business on May 12, 2008. The Winslow Agreement will continue in effect for an initial term of two years, and thereafter from year to year subject to annual approval of a majority of the Fund's Board, in accordance with the 1940 Act, unless it is terminated by Winslow, HSBC, or the Fund's Board. It may be terminated at any time without penalty: (a) upon thirty (30) days' written notice to Winslow by (i) the Fund upon the vote of a majority of the Board or upon the vote of a majority of the Fund's outstanding voting securities, or (ii) HSBC; or (b) by Winslow upon thirty (30) days' written notice to the Fund or HSBC, subject to certain conditions. The Winslow Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act) or the assignment or termination of the investment advisory agreement between the Fund and HSBC.


Except as described below, the terms of the Winslow Agreement are substantially the same as the terms of the subadvisory agreement that had been in place between HSBC and Waddell & Reed. Under the Winslow Agreement, subject to the supervision of the

Board and HSBC, Winslow, in coordination with HSBC, will provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and statement of additional information included as part of the Trust's Registration Statement on behalf of the Fund filed with the SEC. Winslow is responsible for the market timing of purchases and sales and for all yield enhancement strategies used in managing the assets it oversees. Winslow will provide the Fund with ongoing investment guidance and policy direction. Winslow will place orders to purchase and sell securities for the Fund.


As compensation for the services provided and expenses assumed by Winslow under the Winslow Agreement, Winslow will receive a subadvisory fee computed daily on the basis of the average daily net assets of all Winslow serviced funds and separate accounts affiliated with the Adviser, including the Fund, at an annual rate of 0.40% of the first $250 million of combined assets; 0.35% on the next $250 million of combined assets; 0.30% on the next $250 million of combined assets; 0.25% on the next $250 million of combined assets and 0.20% thereafter. Under the Waddell & Reed Agreement, Waddell & Reed received 0.325% of the average daily net assets of the Fund up to $50 million, 0.25% of the average daily net assets of the Fund over $50 million up to $100 million, 0.20% of the average daily net assets of the Fund over 100 million up to $200 million, and 0.15% of the average daily net assets of the Fund in excess of $200 million. For the fiscal year ended October 31, 2007, Waddell & Reed received $221,903 in subadvisory fees. If the new management fee (including the new sub-advisory fee arrangement described above) was in place for the fiscal year ended October 31, 2007, the subadviser would have received $295,369 in sub-advisory fees.

As of April 25, 2008, Winslow provides investment advisory services to approximately 2 funds or separate accounts affiliated with the Adviser and totaling $57 million in assets.


The Winslow Agreement provides that Winslow shall not be liable for any error of judgment or mistake of law or for any loss suffered by HSBC, the Trust or the Fund in connection with the performance of the Winslow Agreement, except for loss resulting from willful misfeasance, bad faith or gross negligence on the part of Winslow in the performance of its duties, or from reckless disregard by Winslow of its duties under the Winslow Agreement.

The foregoing discussion is qualified in its entirety by reference to the attached form of the Winslow Agreement in Appendix D.

FACTORS CONSIDERED BY THE TRUSTEES AND THEIR RECOMMENDATION

The Board of Trustees, including the Independent Trustees, at an in-person meeting held on December 10-11, 2007 unanimously approved the Winslow Agreement. Additionally, at a telephonic meeting held February 11, 2008 and an in-person meeting held March 31 - April 1, 2008 the Board further discussed and ratified this decision. In determining whether it was appropriate to approve the Winslow Agreement, the Board requested information, provided by HSBC and Winslow, that it believed to be reasonably necessary to reach its conclusion.

The Board carefully evaluated this information, and was advised by independent legal counsel with respect to its deliberations. Based on its review of the information requested and provided, the Board determined that the Winslow Agreement was consistent with the best interests of the Fund and its shareholders, and enables the Fund to receive a high quality of services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. The Board made these determinations and approved the Winslow Agreement on the basis of the following considerations, among others:

NATURE, EXTENT, AND QUALITY OF SERVICES TO BE PROVIDED BY WINSLOW. The Board considered the nature, quality and extent of the investment advisory services provided by Winslow and its historic performance managing accounts having similar investment objectives as the Fund. The Board concluded that the services to be provided by Winslow are extensive and that Winslow would deliver a high level of service to the Fund. The Board considered fee and expense information regarding the Fund's peer groups. The Board compared expenses of the Fund to the expenses of its peers, noting that the expenses for the Fund compared favorably with industry averages for other funds of similar size.

COSTS OF SERVICES AND PROFITS TO BE REALIZED BY WINSLOW. The Board considered the estimated profitability of Winslow's relationship with the Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds.

SUBADVISER PERSONNEL. The Board considered Winslow's representations regarding staffing and capabilities to manage the assets of the Fund. The Board also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Winslow.

Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board of Trustees, including the Independent Trustees, unanimously approved the Winslow Agreement.

AS NOTED ABOVE, YOU ARE NOT BEING ASKED TO VOTE ON THE APPOINTMENT OF WINSLOW AS THE NEW SUBADVISER TO THE FUND.

                          -----------------------------

                               GENERAL INFORMATION

                          -----------------------------


MANAGEMENT AND OTHER SERVICE PROVIDERS

Set forth below is a description of the Trust's service providers.

DISTRIBUTOR

Foreside Distribution Services, LP ("Foreside") serves as the distributor of the Fund's shares. Foreside is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110. Foreside is a wholly-owned indirect subsidiary of Foreside Financial Group, LLC.

ADMINISTRATOR

The Adviser serves as the Trust's administrator, and in that role oversees and coordinates the activities of other services providers, and monitors certain aspects of the Trust's operations.

SUB-ADMINISTRATOR

Citi Fund Services Ohio, Inc. ("Citi"), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Fund's sub-administrator. Management and administrative services of the Adviser and Citi include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend dispersing services.

CUSTODIAN

Northern Trust Company acts as the custodian of the Fund's assets.

TRANSFER AGENCY

Citi Fund Services Ohio, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, acts as transfer agent for shares of the Fund.


                                 OTHER BUSINESS

The Board does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the relevant Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting.

Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219-3035 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.


                               VOTING INFORMATION


This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement, along with a Notice of the Meeting and Proxy Card, is first being mailed to shareholders of the Fund on or about May 1, 2008. Only shareholders of record as of the close of business on the Record Date, April 18, 2008, will be entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the proposal. A proxy may be revoked at any time before or at the Special Meeting by written notice to the Secretary of the Trust at the address on the cover of the Proxy Statement or by attending and voting at the Special Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for each proposal.

If you have questions, please call a proxy specialist at 1-866-450-8475 between 9:30 a.m. and 9:00 p.m. Monday through Friday (Eastern Time) or between 10:00 a.m. to 6:00 p.m. Saturday (Eastern Time).



QUORUM & VOTING REQUIREMENT

With regard to the proposal, a majority of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal. Approval of the proposal requires the affirmative vote of a majority of the outstanding shares of the Fund, with all classes voting together. The term "a majority of the outstanding voting securities," as used in this proxy statement, is defined by the 1940 Act" as the affirmative vote of the lesser of (a) 67 percent or more of the voting securities present at the Special Meeting, if the holders of more than 50 percent of the Fund's outstanding voting securities are present or represented by proxy, or (b) more than 50 percent of the Fund's outstanding voting securities.


                                  ADJOURNMENTS


In the event that sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals and will vote against such adjournment those proxies to be voted against the proposals.



                  EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. As a result, such abstentions and broker "non-votes" will have the effect of a vote against the proposal.


                                    EXPENSES


The costs of the Special Meeting, estimated to be approximately $15,000, will be borne by the Adviser. The Fund will incur no costs in connection with the Special Meeting. Proxies are solicited by mail. Additional solicitations may be made by telephone, fax or personal contact by officers or employees of the Adviser and its affiliates or by proxy soliciting firms retained by the Adviser. The cost of solicitation, including the costs of any third party proxy solicitor, will be borne by the Adviser.

                                SHARE INFORMATION

For each class of the Fund's shares entitled to vote at the Special Meeting, the number of shares outstanding as of the Record Date is as follows:


                                          NUMBER OF SHARES
                                          OUTSTANDING AND
                                        ENTITLED TO VOTE PER
                     CLASS OF SHARES            CLASS
                     Class A Shares         1,563,036.83
                     Class B Shares            93,018.74
                     Class C Shares             5,438.32
                     Class I Shares         1,725,587.66

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of a class of the Fund as of the Record Date, please refer to Appendix E.

                                   APPENDIX A

                     INVESTMENT ADVISORY CONTRACT SUPPLEMENT

                            HSBC Investor Portfolios
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                   ____, 2008

HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, New York 10018

Dear Sirs:

         Re: HSBC Investor Growth Portfolio

         This will confirm the agreement between the undersigned HSBC Investor Portfolios (the "Trust") and HSBC Investments (USA) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end management investment company organized as a New York trust and consists of such separate investment portfolios as have been or may be established by the Trustees of the Trust from time to time. Separate interests of the Trust are offered to investors with respect to each investment portfolio. HSBC Investor Growth Portfolio (the "Fund") is a separate investment portfolio of the Trust.

         2. The Trust and the Adviser have entered into an Investment Advisory Contract dated December 31, 1999 and amended and restated on March 1, 2001 and December 10, 2001 and which follows this Supplement pursuant to which the Trust has employed the Adviser to provide investment advisory and other services specified in the Advisory Contract and the Adviser has accepted such employment. Terms used but not otherwise defined herein shall have the same meanings assigned to them by the Advisory Contract.

         3. As provided in paragraph 1 of the Advisory Contract, the Trust hereby adopts the Advisory Contract with respect to the Fund and the Adviser hereby acknowledges that the Advisory Contract shall pertain to the Fund, the terms and conditions of the Advisory Contract being hereby incorporated herein by reference.

         4. The term "Covered Fund" as used in the Advisory Contract shall, for purposes of this Supplement, pertain to the Fund.

         5. As provided in paragraph 6 of the Advisory Contract and subject to further conditions as set forth therein, the Trust shall with respect to the Fund pay the Adviser a monthly fee on the first business day of each month at the annual rate of up to 0.68% of the average daily value (as determined on each business day at the time set forth in the

Prospectus for determining net asset value per share) of the net assets of the Fund during the preceding month. Of that amount, the Adviser shall retain no more than 0.175% for its investment advisory services and other services as specified in the Advisory Contract, with the remainder available, as necessary, solely for payments to subadvisers and in amounts approved by the Board of Trustees of the Trust.

         6. This Supplement and the Advisory Contract (together, the "Contract") shall become effective with respect to the Fund on ____, 2008 and shall continue in effect with respect to the Fund for an initial term of two years from that date, and shall continue in effect thereafter, but only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees, and (b) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party. This Contract may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the members of the Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment as defined in the 1940 Act.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.


                                  Very truly yours,

                                  HSBC INVESTOR PORTFOLIOS

                                  By

                                  ------------------------------------
                                  Name:
                                  Title:

ACCEPTED:

HSBC INVESTMENTS (USA) INC.

By

----------------------------
Title:

                           AMENDED AND RESTATED MASTER
                          INVESTMENT ADVISORY CONTRACT

                            HSBC Investor Portfolios
                                3435 Stelzer Road
                              Columbus, Ohio 43219

                                                                    December 31,
                                                                            1999
                                                                    (amended and
                                                                  restated March
                                                                     1, 2001 and
                                                                    December 10,
                                                                           2001)
                                                                      As Renewed
                                                                    December 13,
                                                                            2004



HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

Dear Sirs:

This will confirm the agreement between the undersigned HSBC Investor Portfolios (the "Trust") and HSBC Asset Management (Americas) Inc. (the "Adviser") as follows:

         1. The Trust is an open-end investment company organized as a Massachusetts business trust and consists of one or more separate investment portfolios (the "Funds") as may be established and designated by the Trust's Board of Trustees (the "Board of Trustees") from time to time. This Contract shall pertain to such Funds as shall be designated in Supplements to this Contract as further agreed between the Trust and the Adviser (the "Covered Funds"). A separate series of shares of beneficial interest in the Trust are offered to investors with respect to each Fund. The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objectives and restrictions specified in the currently effective prospectus (the "Prospectus") relating to the Trust and the Funds included in the Trust's registration statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933. Copies of the documents referred to in the preceding sentence have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to a Distribution Agreement, as supplemented, and an Administration Agreement, as supplemented, between the Trust and BISYS Fund Services (the "Sponsor"), the Trust has employed the

Sponsor to act as principal underwriter for each Fund and to provide to the Trust management and other services.

         2. The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Contract and the Adviser hereby accepts such appointment. The Trust expressly authorizes the Adviser, subject to the approval of the Board of Trustees and compliance with applicable law, to employ (without obtaining the approval of Trust's shareholders) one or more subadvisers to provide all or any portion of the services contemplated hereby, subject to supervision and oversight of the Adviser, on such terms and conditions as the Adviser determines appropriate.

         3.       (a)      The Adviser shall, at its expense, (i) employ or
associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Contract and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Contract.

                  (b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Sponsor or any of its affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust's independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Funds), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, selling, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders' meetings; organization expenses; and extraordinary expenses.

         4.       (a)      The Adviser shall provide to the Trust investment
guidance and policy direction in connection with the management of the portfolio of each Covered Fund, including oral and written research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

The Adviser will determine the securities to be purchased or sold by each Covered Fund and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. The Adviser will determine what portion of each Covered Fund's portfolio shall be invested in securities described by the policies of such Covered Fund and what portion, if any, should be invested otherwise or held uninvested.

The Trust will have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to investment advisory customers of the Adviser. It is understood that the Adviser will not use any inside information pertinent to investment decisions undertaken in connection with this Contract that may be in its possession or in the possession of any of its affiliates nor will the Adviser seek to obtain any such information.

                  (b) The Adviser also shall provide to the Trust's officers administrative assistance in connection with the operation of the Trust and each of the Covered Funds, which shall include (i) compliance with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission and state securities commissions and (ii) such other services as the Adviser shall from time to time determine, upon consultation with the Sponsor, to be necessary or useful to the administration of the Trust and each of the Covered Funds.

                  (c) As manager of the assets of each Covered Fund, the Adviser shall make investments for the account of that Fund in accordance with the Adviser's best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

                  (d) The Adviser shall furnish to the Board of Trustees periodic reports on the investment performance of each Covered Fund and on the performance of its obligations under this Contract and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

                  (e) On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Covered Fund as well as other customers, the Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. The Adviser may also on occasions purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to that Fund and to such other customers.

         5. The Adviser shall give the Trust the benefit of the Adviser's best judgment and efforts in rendering services under this Contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this Contract for any mistake in judgment or in any other event whatsoever PROVIDED that nothing in this Contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Contract or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

         6. In consideration of the services to be rendered by the Adviser under this Contract, each Covered Fund shall pay the Adviser a monthly fee on the first business day of each month based upon the average daily value (as determined on each business day at the time set forth in the Prospectus for determining net asset value per share) of the net assets of that Fund during the preceding month, at annual rates set forth in a Supplement to this Contract with respect to that Fund. If the fees payable to the Adviser pursuant to this paragraph 6 begin to accrue before the end of any month or if this Contract terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of each Covered Fund shall be computed in the manner specified in the Prospectus for the computation of net asset value. For purposes of this Contract, a "business day" is any day the New York Stock Exchange is open for trading.

         7. If the aggregate expenses of every character incurred by, or allocated to, each Covered Fund in any fiscal year, other than interest, taxes, expenses under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements, brokerage commissions and other portfolio transaction expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles and any extraordinary expense (including, without limitation, litigation and indemnification expense), but including the fees payable under this Contract and the fees payable to the Sponsor under the Distribution Agreement and the Amended and Restated Master Distribution Plan and Supplements ("includible expenses"), shall exceed any applicable expense limitations, the Adviser shall pay that Fund an amount equal to 50% of that excess. With respect to portions of a fiscal year in which this Contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. At the end of each month of the Trust's fiscal year, the Sponsor will review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If, as a result of that review and estimation, it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to a Covered Fund, the monthly fees relating to that Fund payable to the Adviser under this Contract for such month shall be reduced, subject to a later reimbursement to reflect actual expenses, by an amount equal to 50% of a pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year (less an amount equal to the aggregate of actual reductions made pursuant to this provision with respect to prior months of the fiscal year) are expected to exceed the limitations provided in this paragraph 7. For purposes of the foregoing, the value of the net assets of each Covered Fund shall be computed in the manner specified in paragraph 6, and any payments required to be made by the Adviser shall be made once a year promptly after the end of the Trust's fiscal year.

         8.       (a)      This Contract and any Supplement hereto shall become
effective with respect to a Covered Fund on the date specified in such Supplement and shall thereafter continue in effect with respect to that Fund for a period of more than two years from such date only so long as the continuance is specifically approved at least annually

(i) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Board of Trustees and (ii) by the vote, cast in person at a meeting called for that purpose, of a majority of the members of the Board of Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of any such party.

                  (b) This Contract and any Supplement hereto may be terminated with respect to a Covered Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities of that Fund (as defined in the 1940 Act) or by a vote of a majority of the entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This Contract shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

         9. Except to the extent necessary to perform the Adviser's obligations under this Contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

         10. The investment management services of the Adviser to the Trust under this Contract are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

         11. This Contract shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

         12. In the event that the Board of Trustees shall establish one or more additional investment portfolios, it shall so notify the Adviser in writing. If the Adviser wishes to render investment advisory services to such portfolio, it shall so notify the Trust in writing, whereupon such portfolio shall become a Covered Fund hereunder.

         13. The Declaration of Trust establishing the Trust, together with all amendments thereto (the "Declaration"), a copy of which is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder, Trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                            Very truly yours,

                                            HSBC INVESTOR PORTFOLIOS


                                            By
                                                --------------------------------
                                                Name:
                                                Title:

ACCEPTED:

HSBC ASSET MANAGEMENT (AMERICAS) INC.


By
  -----------------------------------
Title:

                                   APPENDIX B

            ADDITIONAL INFORMATION ABOUT HSBC INVESTMENTS (USA) INC.

         EXECUTIVE OFFICERS AND DIRECTORS OF HSBC INVESTMENTS (USA) INC.

--------------------------------------------------------------------------------
NAME AND ADDRESS*                PRINCIPAL OCCUPATION
================================================================================
Stephen J. Baker +               Chief Executive Officer, HSBC Investments
                                 (USA) Inc.

Manuel L. Diaz +                 President & Manager, HSBC Private Bank
                                 International

Alain Dromer +                   Chief Executive Officer, HSBC Investments
                                 (Europe) Ltd.

Nancie Dupier +

Andrew Ireland +

Paul Lawrence +

Kevin Newman +                   Head of Personal Financial Services, HSBC Bank
                                 USA, N.A.

James M. Curtis                  Secretary, HSBC Investments (USA) Inc.

Richard A. Fabietti              Senior Vice President, Head of Product
                                 Management, HSBC Investments (USA) Inc.

Salvatore J. Iocolano            Chief Compliance Officer, HSBC Investments
                                 (USA) Inc.

Guillermo Konecny                Chief Investment Officer, HSBC Investments
                                 (USA) Inc.

Jeremiah Murname                 Chief Operating Officer, HSBC Investment (USA)
                                 Inc.


-------
*The address for Messrs. Baker, Iocolano, Fabietti, Newman, Lawrence, Dupier, Ireland, Murname and Curtis is 452 Fifth Avenue, New York, NY 10018. The address for Mr. Diaz is One Biscayne Tower, Miami, FL 33131. The address for Mr. Dromer is Level 21, 8 Canada Square, London E14 5HQ.

+ Director of HSBC Investments

                                   APPENDIX C

                      ADDITIONAL INFORMATION ABOUT WINSLOW

--------------------------------------------------------------------------------
                             NET ASSETS AS OF      FEE RATE (AS A % OF AVERAGE
       FUND                 DECEMBER 31, 2007            DAILY NET ASSETS)
================================================================================
MainStay Large Cap            $1.3 billion         .40% for the first $250
Growth Fund                                        million; .35% on the next
                                                   $250 million; .30% on the
                                                   next $250 million; .25% on
                                                   the next $250 million; and .
                                                   20% on assets over $1
                                                   billion.*

MainStay Variable Product     $341 million         .40% for the first $250
Large Cap Growth Portfolio                         million; .35% on the next
Fund                                               $250 million; .30% on the
                                                   next $250 million; .25% on
                                                   the next $250 million; and
                                                   .20% on assets over $1
                                                   billion.*

MGI US Large Cap Growth       $142 million         .40% on the first $100
Equity Fund                                        million; .30% on the next
                                                   $200 million; and .20% on
                                                   assets over $300 million.




------
* Fee rate applies to the combined assets of the MainStay Large Cap Growth Fund and the MainStay Variable Product Large Cap Growth Portfolio Fund.

                                   APPENDIX D

                            HSBC INVESTOR PORTFOLIOS
                                GROWTH PORTFOLIO
                              SUBADVISORY AGREEMENT

         AGREEMENT, effective commencing at the close of business on May 12, 2008, between Winslow Capital Management, Inc. (the "Subadviser") and HSBC Investment Management (USA) Inc. (the "Manager").

         WHEREAS, the Manager has been retained by HSBC Investor Portfolios, a New York master trust (the "Trust") registered as an open-end diversified investment management company under the Investment Company Act of 1940, as amended (the "1940 Act"), to provide investment advisory services to Growth Portfolio (the "Portfolio") pursuant to an Investment Advisory Contract and Supplement thereto dated December 31, 1999 and amended and restated March 1, 2001 and December 10, 2001 (the "Advisory Agreement");

         WHEREAS, the Trust's Board of Trustees, including a majority of the Trustees who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any party to this Agreement, have approved the appointment of the Subadviser to perform certain investment advisory services for the Portfolio pursuant to this Subadvisory Agreement and the Subadviser is willing to perform such services for the Portfolio;

         WHEREAS, the Subadviser is registered or exempt from registration as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadviser as follows:

         1. APPOINTMENT. The Manager hereby appoints the Subadviser to perform advisory services to the Portfolio for the periods and on the terms set forth in this Subadvisory Agreement. The Subadviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

         2. INVESTMENT ADVISORY DUTIES. Subject to the supervision of the Board of Trustees of the Trust and the Manager, the Subadviser will, in coordination with the Manager, (a) provide a program of continuous investment management for the Portfolio in accordance with the Portfolio's investment objectives, policies and limitations as stated in the Portfolio's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement on behalf of the Portfolio filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Subadviser by the Manager; (b) make investment decisions for the Portfolio; and (c) place orders to purchase and sell securities for the Portfolio. In particular, the Subadviser will be responsible for the purchase and sale of securities and for all yield enhancement strategies used in managing the Portfolio.

                  In performing its investment management services to the Portfolio hereunder, the Subadviser will provide the Portfolio with ongoing investment guidance and policy direction. The Subadviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Portfolio will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Portfolio. The Subadviser will determine what portion of the Portfolio shall be invested in securities and other assets.

         The Subadviser further agrees that, in performing its duties hereunder, it will:

         (a) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, applicable sections of the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

         (b) manage the Portfolio so that it will qualify, and continue to qualify (except where extraordinary circumstances dictate otherwise), as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

         (c) place orders pursuant to its investment determinations for the Portfolio directly with the issuer, or with any broker or dealer the Subadviser may choose, in accordance with applicable policies expressed in the Portfolio's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

         (d) furnish to the Trust whatever statistical information the Trust may reasonably request in writing with respect to the Portfolio's assets or contemplated investments. In addition, the Subadviser will keep the Trust and the Trustees informed of developments materially affecting the Portfolio and shall, on the Subadviser's own initiative, furnish to the Trust from time to time whatever information the Subadviser believes appropriate for this purpose;

         (e) make available to the Manager and the Trust, promptly upon their written request, such copies of its investment records and ledgers with respect to the Portfolio as may be required to assist the Manager and the Trust in their compliance with applicable laws and regulations. The Subadviser will furnish the Trustees with such available data regarding the Portfolio as may be mutually agreed upon from time to time; and

         (f) promptly notify the Manager and the Trust in the event that the Subadviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as an investment adviser pursuant to this Subadvisory Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Subadviser further agrees to notify the Trust and the Manager promptly if any statement regarding the Subadviser contained in the Trust's Registration Statement with respect to the Portfolio, or any amendment or supplement thereto, becomes untrue or incomplete in any material respect.

         In performing its duties under this Agreement, the Subadviser shall manage and invest the Portfolio's assets in accordance with the Portfolio's investment objectives, policies and restrictions as well as applicable federal and state securities laws, based upon instructions as may be provided to the Subadviser by the Manager, the Portfolio's administrator, accountant, custodian or other agent designated by the Manager as responsible for testing compliance of the Portfolio (the "Compliance Agent"). The Subadviser further agrees to manage and invest the Portfolio's assets in accordance with instructions as may be provided to the Subadviser from time to time by the Manager or the Compliance Agent in an effort to ensure that the Portfolio meets and maintains, so long as required by the Code, the requirements for qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder.

         In fulfilling its obligations under this Agreement, the Subadviser shall be entitled to reasonably rely on and act in accordance with instructions provided by the Manager or Compliance Agent.

         3. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 3, the Subadviser shall pay the compensation and expenses of all its directors, partners, officers and employees, if any, who serve as officers and executive employees of the Trust (including the Portfolio's share of payroll taxes), and the Subadviser shall make available, without expense to the Portfolio, the service of its directors, partners, officers and employees, if any, who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

         The Subadviser shall not be required to pay any expenses of the Portfolio other than those specifically allocated to the Subadviser in this
Section 3. In particular, but without limiting the generality of the foregoing, the Subadviser shall not be responsible for the following expenses of the
Portfolio: organization and offering expenses of the Portfolio (including out-of-pocket expenses); fees payable to any other Portfolio advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; dues and expenses incurred by or with respect to the Portfolio in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Portfolio; payments for maintaining the Portfolio's financial books and records and calculating the daily net asset value of the Portfolio's shares; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Portfolio for sale (if any); freight, insurance and other charges in connection with the shipment of the portfolio securities of the Portfolio; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Portfolio, or of entering into other transactions or engaging in any investment practices with respect to the Portfolio; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Portfolio's business) of officers, trustees and employees of the Trust who are not interested persons of the Subadviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Subadviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisers thereto.

         4. COMPENSATION. As compensation for the services provided and expenses assumed by the Subadviser under this Agreement, the Manager will pay (or will cause to be paid to) the Subadviser within 21 calendar days after the end of each calendar quarter an advisory fee computed daily based on the Portfolio's average daily net assets, equal on an annual basis to 0.40% of the average daily net assets of all Subadviser serviced funds and separate accounts affiliated with the Manager, including the Portfolio, for the first $250 million in combined assets; 0.35% of the average daily net assets of all Subadviser serviced funds and separate accounts affiliated with the Manager, including the Portfolio, for the next $250 million in combined assets; 0.30% of the average daily net assets of all Subadviser serviced funds and separate accounts affiliated with the Manager, including the Portfolio, for the next $250 million in combined assets; 0.25% of the average daily net assets of all Subadviser serviced funds and separate accounts affiliated with the Manager, including the Portfolio, for the next $250 million in combined assets; and 0.20% of the average daily net assets of all Subadviser serviced funds and separate accounts affiliated with the Manager, including the Portfolio, thereafter.

         The "average daily net assets" of the Portfolio shall mean the average of the values attributed to the Portfolio's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Portfolio is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Portfolio lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Portfolio shall always be determined pursuant to the applicable provisions of the Trust's Declaration of Trust, as amended, and Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Portfolio as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Portfolio's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Portfolio has been so suspended for a period including any quarter end when the Subadviser's compensation is payable pursuant to this Section, then the Subadviser's compensation payable at the end of such quarter shall be computed on the basis of the value of the net assets of the Portfolio as last determined (whether during or prior to such quarter). If the Portfolio determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4. In the event that this Agreement is terminated pursuant to Section 10 hereof, the Subadviser shall be entitled to a pro rata portion of the fee under this Section 4 through and including the date upon which the Agreement is terminated and the Subadviser ceases to provide investment advisory services to the Portfolio hereunder.

         5. BOOKS AND RECORDS. The Subadviser agrees to maintain such books and records with respect to its services to the Portfolio as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, including the Investment Advisers Act of 1940 and the Securities and Exchange Act of 1934, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Manager shall maintain all books and other records not related to the Portfolio's transactions. The Subadviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a 2 under the 1940 Act and otherwise in connection with its services hereunder are the joint property of the Portfolio and the Subadviser and a copy will be provided promptly to the Portfolio upon its written request. The Subadviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Portfolio are being conducted in accordance with applicable laws and regulations.

         6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Subadviser shall exercise its best judgment in rendering the services provided by it under this Subadvisory Agreement. The Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the holders of the Portfolio's shares in connection with the matters to which this Subadvisory Agreement relate, provided that nothing in this Subadvisory Agreement shall be deemed to protect or purport to protect the Subadviser against any liability to the Portfolio or to holders of the Portfolio's shares to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadviser's reckless disregard of its obligations and duties under this Subadvisory Agreement. As used in this Section 6, the term "Subadviser" shall include any officers, directors, partners, employees, agents or other affiliates of the Subadviser performing services for the Portfolio.

         7.       INDEMNIFICATION.

         (a) The Subadviser hereby agrees to indemnify and hold harmless the Manager from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, directly or proximately caused by, the investment decisions rendered by the Subadviser in bad faith in a grossly negligent manner inconsistent with the Portfolio's stated investment objectives, guidelines and restrictions, any intentional failure of the Subadviser to fulfill any of its other obligations under this Subadvisory Agreement, any willful omission to disclose material facts, by the Subadviser to the Portfolio or the Manager or any willful violation of applicable law by the Subadviser. The Subadviser also agrees to indemnify and hold harmless the Manager with respect to any reasonable losses incurred as the result of grossly negligent errors made by the Subadviser in transmitting orders to any broker for execution.

         (b) The Manager hereby agrees to indemnify and hold harmless the Subadviser from any controversies, claims, suits, losses, liabilities, judgments, awards or settlements, and costs or expenses, including reasonable legal fees, caused by, or in any related to, its failure to fulfill any of its obligations under this Subadvisory Agreement, any willful omission to disclose material facts by the Manager or any willful violation of applicable law by the Manager.

         (c) If any party seeks indemnification under this Agreement (an "indemnified party"), it shall notify the other party (the "indemnifying party") in writing of the assertion of any third party claim or action and shall deliver all copies of materials received in connection with the matter to the indemnifying party. The indemnifying party shall have the right to control the defense of any such claim or action with counsel of its own choosing, and the indemnified party shall cooperate fully with the indemnifying party in the defense or settlement of any matter that is covered by paragraphs (a) or (b) above, subject to reimbursement by the indemnifying party for expenses incurred by the indemnified party in connection with the indemnifying party's participation in the defense.

         8. SERVICES NOT EXCLUSIVE. It is understood that the services of the Subadviser are not exclusive, and that nothing in this Subadvisory Agreement shall prevent the Subadviser from providing similar services to other individuals, institutions or investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities, provided such other services and activities do not, during the term of this Subadvisory Agreement, interfere in a material manner with the Subadviser's ability to meet its obligations to the Trust and the Portfolio hereunder. When the Subadviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Subadviser recommends the purchase or sale of the same security for the Portfolio, the Subadviser may, but shall not be obligated to, aggregate the orders for securities to be purchased or sold. It is understood that in light of its fiduciary duty to the Portfolio, such transactions will be executed on a basis that is fair and equitable to the Portfolio. In connection with purchases or sales of portfolio securities for the account of the Portfolio, neither the Subadviser nor any of its directors, partners, officers or employees shall act as a principal or agent or receive any commission.

         9. DOCUMENTATION. The Trust shall provide the Subadviser with the following documents, as requested by the Subadviser:

         (a) the Trust's registration statement relating to the Portfolio, and any amendments thereto;

         (b) the current Declaration of Trust and By-laws (and any amendments thereto) of the Trust;

         (c) resolutions of the Board of Trustees of the Trust authorizing the appointment of the Subadviser to serve as Subadviser and approving this Subadvisory Agreement;

         (d)      the Trust's Notification of Registration on Form N-8A; and

         (e) All procedures, policies or other documentation relating to the Subadviser's activities under this Subadvisory Agreement.

         10. DURATION AND TERMINATION. This Subadvisory Agreement shall continue for an initial term of two years from the date set forth above, unless sooner terminated as provided herein. Notwithstanding the foregoing, this Subadvisory Agreement may be terminated: (a) at any time without penalty upon thirty (30) days' written notice to the Subadviser by the Portfolio upon the vote of a majority of the Trustees or upon the vote of a majority of the Portfolio's outstanding voting securities, (b) at any time without penalty upon thirty (30) days' written notice to the Subadviser by the Manager, or (c) by the Subadviser upon thirty (30) days' written notice to the Trust or the Manager. Anything to the contrary herein notwithstanding, any termination carried out pursuant to this Section 10(c) shall be without penalty and, further, the compensation schedule set forth in Section 4 hereof shall apply to the service of the Subadviser beyond the end of the notice period provided in this Section 10(c). This Subadvisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act) or the assignment or termination of the Advisory Agreement.

         11. AMENDMENTS. No provision of this Subadvisory Agreement may be changed, waived, discharged or terminated orally, unless by an instrument in writing signed by both parties, and no amendment of this Subadvisory Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Portfolio, and (ii) a majority of the Trustees of the Portfolio, including a majority of Trustees who are not interested persons of any party to this Subadvisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

         12. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be given in writing and mailed, faxed or delivered to the other party at its address as follows:

              IF TO THE MANAGER:

              HSBC Investment Management (USA) Inc.
              452 Fifth Avenue
              New York, New York 10018
              Attention: Elba Vasquez

              IF TO THE SUBADVISER:

              Winslow Capital Management, Inc.
              80 South 8th Street
              4720 IDS TW
              Minneapolis, MN 55402
              Attention: _____________________

         Any party may specify a different or additional address for notice by sending a written notice to the other at the address above, or at that or those last given hereunder.

         13.      MISCELLANEOUS.

         (a) This Subadvisory Agreement shall be governed by the laws of the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder. Exclusive original jurisdiction to any claim, action or dispute between the parties arising out of this Agreement shall be solely in state or federal district courts sitting in the State of New York.

         (b) The captions of this Subadvisory Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

         (c) If any provision of this Subadvisory Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Subadvisory Agreement shall not be affected hereby and, to this extent, the provisions of this Subadvisory Agreement shall be deemed to be severable.

         (d) Nothing herein shall be construed as constituting the Subadviser, or any of its directors, officers or employees, an agent of the Manager or the Portfolio, nor the Manager, or any of its directors, officers or employees, an agent of the Subadviser.

         (e) This Subadvisory Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but counterparts shall, together, constitute only one Subadvisory Agreement.

         (f) The undersigned officer of the Portfolio has executed this Subadvisory Agreement not individually, but as an officer under the Portfolio's Declaration of Trust, and the obligations of this Subadvisory Agreement are not binding upon the Portfolio's Trustees, its officers, or shareholders in the Portfolio individually, but bind only the Portfolio Trust estate.

         (g) The Manager hereby acknowledges that it has received and read a copy of the Subadviser's current Form ADV, Part II.

         (h) The Subadviser shall vote such stock and other securities possessing "voting" rights which are part of the portfolio managed by the Subadviser, personally or by proxy consistent with the Subadviser's proxy voting guidelines and processing standards.

         (i)      The Subadviser shall not be responsible for voting any proxies relating to securities held in the portfolio managed by the Subadviser which proxies have a record date which is prior to the date of the Subadvisory Agreement or on or after the date of any termination of this Subadvisory Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of ____________, 2008.

                                          WINSLOW CAPITAL MANAGEMENT, INC.


                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                          HSBC INVESTMENT MANAGEMENT (USA) INC.


                                          By:
                                                 -------------------------------
                                                 Name:
                                                 Title:

                                   APPENDIX E

                       PRINCIPAL SHAREHOLDERS OF THE FUND

PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date the following person(s) owned of record, or were known by the Fund to own 5% or more of any class of the Fund's shares:


                                         PERCENTAGE OF CLASS
CLASS       NAME AND ADDRESS                OUTSTANDING (%)   TYPE OF OWNERSHIP
================================================================================
CLASS A     HSBC Securities (USA) Inc.           96.92%             Record
            452 Fifth Avenue
            New York, NY 10018
================================================================================
            HSBC Securities (USA) Inc.
CLASS B     452 Fifth Avenue                    100.00%             Record
            New York, NY 10018
================================================================================
            HSBC Securities (USA) Inc.
CLASS C     452 Fifth Avenue                    100.00%             Record
            New York, NY 10018
================================================================================
CLASS I     HSBC Securities (USA) Inc.           71.73%             Record
            452 Fifth Avenue
            New York, NY 10018
           =====================================================================
            SEI Private Trust Company            21.38%             Record
            c/o HSBC
            One Freedom Valley Drive
            Attn Mutual Fund Administrator
            Oaks, PA 19456
           =====================================================================
            Northern Trust as Custodian          6.80%              Record
            HSBC USA
            Paul L. Lee
            PO Box 92956
            Chicago, IL 60675
================================================================================


As of the Record Date, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund

                                                                      Appendix 1

                               HSBC INVESTOR FUNDS
                                  (THE "TRUST")

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035



HSBC Investor Growth Fund


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Trust for use at a Special Meeting of the Shareholders (the "Special Meeting") of the HSBC Investor Growth Fund (the "Fund") to be held on May 23, 2008 at 10:00 a.m., Eastern Time, at the offices of Citi Fund Services, Ohio, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110.


The undersigned, revoking previous proxies, hereby appoints Gary Ashjian and Jennifer English, and either or both of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all interests in the Fund that are held of record by the undersigned on the record date of the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting.

This proxy will be voted as specified. IF NO SPECIFICATION IS MADE FOR A PROPOSAL, THIS PROXY WILL BE VOTED FOR THAT PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. Every properly signed proxy will be voted in the manner specified therein and, in the absence of specification, will be treated as GRANTING authority to vote FOR the Proposal.


PLEASE SIGN, DATE AND RETURN
PROMPTLY



Date _____________, 2008

Signature                 (Sign in the Box)

Please fold and detach card at perforation before mailing.



PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

1. Approval of the New Advisory Contract between HSBC Investments (USA) Inc. and the Trust on behalf of the HSBC Investor Growth Fund for the purpose of increasing the management fee in order to provide the Adviser with increased flexibility in hiring sub-advisers.

        FOR [ ]                 AGAINST [ ]                 ABSTAIN [ ]

2. To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

To Vote by Telephone:

1.       Read the Proxy Statement and have the Proxy Card at hand.
2.       Call toll-free 1-888-221-0697
3.       Follow the recorded instructions.



To Vote by Internet:

1.       Read the Proxy Statement and have the Proxy Card at hand.
2.       Go to www.proxyweb.com
3.       Follow the on-line instructions.



To Vote by Mail

1.       Read the Proxy Statement and have the Proxy Card at hand.
2.       Check the appropriate boxes on reverse.
3.       Sign, date and return the Proxy Card in the enclosed envelope provided.